Exhibit 10.2

Date: October 15, 2026 Extension: 3

STANDARD
LEASE RENEWAL FORM

LEASE to be renewed is that certain lease described as follows:

Lessor:	Trico Costa Mesa Properties, L.P., a California limited partnership
Lessee:	Advanced Precision Machining, LLC, a California limited liability company
Property Leased:	1647 Monrovia Avenue, Costa Mesa, CA, 92627
Lease Date:	December 06, 2018

The TERM of the referenced Lease is hereby extended from:

January 01, 2027 through **September 30, 2030**

With the following changes only:

A. Security Deposit increased from $5,801.00 to $6,078.00 (per Paragraph 5: Security Deposit).
The above Security Deposit increase of $277.00 shall be due and payable upon execution of this Lease Extension.

B. RENT. The monthly rent for the period of this Lease Extension will be:

Months	Monthly Base Rent	Monthly CAOE*	Monthly Adjustments	Monthly Total Due
January 01, 2027 – January 31, 2027	$5,651.00	$200.00	($5,651.00)	$200.00
February 01, 2027 – October 31, 2028	$5,651.00	$200.00		$5,851.00
November 01, 2028 – September 30, 2030	$5,878.00	$200.00		$6,078.00

*Common Area Operating Expense. The monthly C.A.O.E. is an estimated amount and is not included in the above Monthly Base Rent figures.

C. ABATED RENT (BASE RENT). Notwithstanding Paragraph 13.3 of this Lease, Lessor has agreed to abate Base Rent only in the amount of Five Thousand Six Hundred Fifty-One Dollars ($5,651.00) for the month of January 2027 (the "Abated Rent"), reflected as a credit in the Monthly Adjustments column of the rent schedule set forth in Paragraph B above. The Abated Rent is conditioned upon Lessee's timely payment of all Rent due under this Lease as set forth in said rent schedule, including, without limitation, Base Rent, Lessee's Share of Common Area Operating Expenses (CAM/CAOE), and any other charges due from Lessee (collectively, "Scheduled Rent"). In the event Lessee defaults in the payment of any Scheduled Rent due under this Lease pursuant to Paragraph 13.1(b), and fails to cure such default within the applicable grace period set forth therein, the total Abated Rent shall become immediately due and payable to Lessor upon written demand, in addition to all other Rent and amounts then owing. Except as expressly modified herein, Paragraph 13.3 of the Lease shall remain in full force and effect.

D. PAYMENT METHOD(S). Notwithstanding other provisions in this lease which pertain to the payment of rent, Lessee may pay through Lessor's online payment system by ACH (checking or savings) with no administrative fees. Should Lessee make payments using a method other than ACH on Lessor's online payment system, Lessee shall be charged a processing fee(s). If Lessee makes a payment using Lessor's online payment system by any method other than ACH, they will be subject to a fee set by the third-party servicer. If Lessee makes a payment by paper check, cashier's check, or money order and delivered to 3100 Pullman St., Unit A, Costa Mesa, CA 92626, then a $100.00 administrative fee will be billed to their account and due with the next month's rent. These fees are applicable each time Lessee makes a payment and may change at any time in the future.

E. CONFIDENTIALITY AGREEMENT. The parties hereto understand and agree that the provisions contained in this LEASE RENEWAL FORM are unique, private and have been strictly crafted for the benefit of the parties to this lease renewal only. Therefore the parties hereto agree not to divulge the contents of this lease renewal, either verbally, in writing or by any other means to any outside person or entity of any nature whatsoever with the exception of those persons and or entities with a right to know. Should the Lessee as contained herein violate the provisions of this paragraph then the Lessor, at the Lessor's sole discretion, may rescind the entire provisions of this Lease renewal without the consent of and without notice to the Lessee.

APPROVED BY: LESSOR

INITIALS: DS CJTS

DATE: 10/26/2026

APPROVED BY: LESSEE

INITIALS: DS RM Initial AC

DATE: 10/26/2026 10/20/2026

LEASE EXTENSION #3

Date: October 15, 2026 Extension: 3

STANDARD
LEASE RENEWAL FORM

[This section left Blank Intentionally]

All other terms and conditions of the Lease dated December 06, 2018 shall remain the same.

APPROVED BY: LESSOR

Trico Costa Mesa Properties, L.P., a California limited partnership

By: Trico Costa Mesa Properties, LLC, a California limited liability company, its General Partner

DocuSigned by:
Clarence J. Turner Sr. 10/26/2026
4B32A0CEFE7F41D...
Signature Date

Clarence J. Turner Sr. Manager
Printed Name Title

APPROVED BY: LESSEE

Advanced Precision Machining, LLC, a California limited liability company

By: Pro-Dex, Inc., a Colorado corporation, its sole Member

DocuSigned by:
Rick Van Kirk 10/26/2026
DC7D228C2C1A4DD...
Signature Date

Rick Van Kirk CEO
Printed Name Title

Signed by:
Alisha Charlton 10/20/2026
DD66C902B1F247F...
Signature Date

Alisha Charlton CFO
Printed Name Title